FINANCING AGREEMENT FINANCING AGREEMENT, made effective the 4th day of February, 1997, by and between DEBBIE REYNOLDS HOTEL & CASINO, INC., F/K/A HAMLETT PRODUCTION, LTD., a Nevada corporation ("DRHCI"), with a principal place of business of 305 Convention Center Drive, Las Vegas, Nevada 89109, and GALT CAPITAL, LTD. ("Galt") whose principal place of business is 1201 Walnut, Kansas City, Missouri 64141. RECITALS A. DRHCI is one of the Makers of a Note dated
December 1, 1994 in the original principal amount of One- Million One Hundred Thousand Dollars ($1,100,000), originally payable to Source Capital Corporation, which Note has subsequently been assigned to TPM Financial, Inc. (Which Note may be referred to as the "TPM Note"), a true and correct copy of which is attached as Exhibit"A". B. The TPM Note currently has a remaining outstanding balance (including principal, interest, and any other amounts due thereunder) of approximately $540,000. The TPM Note is secured by an Deed of Trust, Partial Assignment of Time Share and/or Vacation Interval Proceeds and Security Agreement dated December 1, 1994 (which may be referred to herein as the "TPM Deed of Trust"), a true and correct copy of which is attached as Exhibit "B". C. DRHCI is in need of short term financing, D. Subject to various terms and conditions, as set forth below, Galt is prepared to acquire the TPM Note, along with any and all rights under the TPM Deed of Trust, and make short term advances pursuant to such Note and Deed of Trust. E. The parties desire to enter into a written agreement setting forth in detail the terms and conditions of the transaction. NOW, THEREFORE, in consideration of the mutual promises contained in this Agreement, the parties agree as follows: 1. GALT TO ACQUIRE TPM NOTE. Subject to all of the other terms and conditions as set forth in this Agreement, Galt agrees to use, its best efforts to acquire the TPM Note, 2. ADVANCES UNDER THE TPM NOTE. Subject to the conditions set forth below, upon acquisition by Galt of the TPM Note, Galt agrees to make cash advances to DRHCI in an - I -

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amount which, when added to the total cost of acquiring the TPM Note, brings the total to One Million Dollars ($1,000,000). 3. TERMS OF TPM NOTE. The terms of the TPM Note shall remain unchanged. Subject to that provision, Galt agrees that, until the expiration of one hundred twenty (120) days from the date of acquisition of the TPM Note or until the closing of DRHCI's financing transaction with ILX Incorporated, whichever occurs first (which may be referred to herein as the "Due Date" of the obligations), Galt will waive the requirement for monthly payments from DRHCI under the TPM Note. If the TPM Note is paid-off in its entirety by its Due Date, Galt agrees to waive a portion of the interest due thereon to the extent that it exceeds interest at the rate of 12% per annum on the $1 Million expended by Galt to acquire the TPM Note and to make the additional advances to DRHCI. As an additional matter, if the amounts thus due are paid by the Due Date, Galt agrees to waive any interest on the $100,000 owed to it as part of the TPM Note, representing the portion attributable to the loan fee hereunder (see section 5 below). 4. DRHCI TO GRANT STOCK OPTIONS TO GALT. In consideration of Galt's promises under this Agreement and with respect to the transaction generally, DRHCI agrees to grant to Galt unrestricted options to purchase 260,000 shares of DRHCI common stock at a purchase price of $.22 per share. DRHCI shall cause, at its sole expense, the registration under the Securities Act of 1933, as amended, of all shares of stock to be issued pursuant to the options granted under this section, so that all shares issued pursuant to the options shall be fully tradable by October 31, 1997. DRHCI shall also qualify the shares under applicable state securities laws. The options shall be exercisable at any time within the three (3) year period from the date of the acquisition of the TPM Note and the advances called for hereunder. It is agreed and understood that the options shall not be subject to dilution. To the extent that any additional stock is issued by DRHCI that would have the effect of diluting the options, or to the extent that other options, warrants, or other purchase rights are issued which would have the effect of diluting the ownership of stock in DRHCI in the, event that the options were exercised, then additional options shall be granted to Galt sufficient to permit it to maintain its percentage of ownership at two percent (2%) of the total stock ownership of DRHCI, if all such options were to be exercised. DRHCI warrants that there are
currently   13,000,000  fully  diluted  shares  outstanding   including  without
limitation shares of stock, warrants, options, and the like. Galt's options shall be divisible and assignable by it. The dilution restrictions imposed by this section will be effective for a period of eighteen months from the acquisition by Galt of the TPM Note. 5. LOAN FEE. Upon the acquisition by Galt of the TPM Note and the making of the advances to DRHCI called for under this Agreement, DRHCI agrees that it shall be obligated to Galt for a loan fee in the amount of $100,000. Galt agrees to defer - 2 -

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 Exhibit "D".
DRHCI warrants and represents that the TSI Title Preliminary Report is accurate, except with the addition of one judgment, which has been orally disclosed, Any other liens against the Real Estate for mortgages, deeds of trust, taxes, judgments, or otherwise are as disclosed in the Title Report. c) To the best of the knowledge of DRHCI, and its Officers and Directors, the Real Estate has no environmental problems. Specifically, there are no material amounts of asbestos in the structures situated on the Real Estate, and there are no hazardous materials or other pollutants suspected, known, or believed to be present on the Real Estate. DRHCI and its Officers and Directors have made due inquiries and understand and believe these representations to be true and accurate. 9. CONDITIONS TO GALT'S OBLIGATIONS. It is expressly agreed by the pages that the following constitute absolute conditions to any and all of Galt's obligations hereunder, including but not limited to the acquisition of the TPM Note and the making of any advances thereunder as called for thereunder in this Agreement: a) That all of the warranties and representations made by DRHCI in this Agreement are accurate, true, and correct as of the date hereof and as of the date of the acquisition of the TPM Note and of any advances thereunder. b) That, upon completion of the acquisition by Galt of the TPM Note, and upon the making of any advances by Galt as called for in this Agreement, the TPM Deed of Trust shall secure Galt to the full extent of the $1.1 Million obligation of the TPM Note, pursuant to the TPM Deed of Trust, and that Gait's security with respect to that obligation shall be subordinate only to the Bennett Mortgage (only the first mortgage) described above. c) That there shall be issued to Galt a mortgagee's or lender's policy of title insurance in the amount of $1,100,000 issued by Fidelity National Title on a standard California Land Title
Association Standard Coverage form policy, describing the Real Estate, which policy: (i) specifically insures that Galt's lien for $ 1,100,000 under the TPM Deed of Trust is subordinate only to the Bennett Mortgage (only the first Mortgage) described above, and is prior to and superior to any other liens against the Real Estate; and (ii) is subject only to those exceptions specifically approved by Galt. 10. GALT'S RIGHT TO ASSIGN. It is agreed and understood that Galt shall have the unrestricted right to permit other individuals and/or entities to participate with it in the transaction which is the subject of this Agreement, so long as Galt continues - 4 - to participate personally in the transaction. To the extent of such participation, which shall be determined in Galt's sole discretion, Gait shall have the right to assign to such individuals or entities who participate with Galt in this transaction proportionate shares of its rights under this Agreement and under the related documents which are part of this transaction. 11. FINANCING COSTS TO BE PAID BY DRHCI. DRHCI specifically agrees that it will pay any and all of Gait's costs associated with this transaction, including, attorneys' fees incurred by Galt in correction with the transaction, any and all filing fees or documentary deed taxes or fees of any kind, fees payable to a title company for closing, and the costs of obtaining the mortgagee's or lender's policies of title insurance referred to in sections 9 and 14 above. Amounts for the payments of such fees and expenses shall be paid out directly to the designated recipients and considered as advances made with respect to the TPM Note. 12.TRANSFER OF SHARES OF ILX INCORPORATED. As additional consideration to Galt, upon completion of the ILX Incorporated transaction described above, DRHCI agrees to transfer and assign 50,000 shares of ILX Incorporated stock to Galt free and clear of any obligations and subject to no restrictions greater than those to which ILX stock held by DRHCI is subject. 13.DEFAULT BY DRHCI. Under this Agreement, or under the TPM Note or the TPM Deed of Trust, Galt shall be entitled to avail itself of any and all remedies available to it under the TPM Note and the TPM Deed of Trust, along with any other security given by or on behalf of DRHCI, and, to the extent not otherwise provided for thereunder, Galt shall be entitled to recover from DRHCI and any Guarantor hereunder all of its costs and expenses in connection therewith, including reasonable attorneys' fees,, whether or not suit is commenced. In addition, in the event of any default in payments due hereunder, interest shall accrue on any amounts in default at the default rate of interest provided for in the TPM Note. 14.CONTINGENCY FOR ADDITIONAL SECURITY. In the event that DRHCI is unable to satisfy the condition set forth in section 9.c) pertaining to full title insurance coverage, Galt agrees to complete the transaction on the following additional conditions: a) DRHCI shall provide additional security for Galt by way of an unconditional first mortgage against real estate owned either by Debbie Reynolds or Selden Enterprises, a limited Partnership owned directly or indirectly by her, against a strip mail located in California, which DRHCI has represented as having an estimated market value in excess of $600,000 (it being understood that, in the event of a default, Gait, in its discretion and judgment, will seek first to satisfy its claim out of the Real Estate secured by the TPM Deed of Trust). - 5 -

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b) DRHCI
shall procure for Gait a mortgagee's title insurance policy insuring Galt's mortgage against such real estate at least to an amount equal to the difference between $1.1 Million and the amount of title insurance coverage (insuring Gait's security position as superior to all other liens other than the Bennett First Mortgage) with respect to the, Real Estate secured by the TPM Deed of Trust. 15. MISCELLANEOUS PROVISIONS. The parties agree: a) This Agreement represents the entire agreement between the parties pertaining to its subject matter. b) This Agreement shall be binding upon and shall benefit the parties and their respective successors, assigns, heirs and personal representatives. c) Whenever possible, each provision of this Agreement and each related document shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement or any related document shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement or such related documents. d) This Agreement may not be and shall not be deemed or construed to be modified, amended, rescinded, canceled or waived in whole or in part except by written instrument signed by the parties. e) All representations, warranties, covenants and undertakings contained in this Agreement shall survive the closing of this transaction and the delivery of any documents or instruments. f) All notices, requests, covenants, demands, waivers and other communication required or permitted to be given shall be in writing and shall be deemed to have been properly given if delivered personally or mailed first class, postage prepaid, by registered or certified mail to the addresses set forth above. Such notices shall be given to such other persons and addresses as a party shall specify in writing. g) This Agreement shall be governed by Nevada law. h) This Agreement may be executed in counterparts, each of which will be deemed an original but which, together, will constitute one and the same instrument. However, in making proof hereof it will be necessary to produce only one copy hereof - 6 -

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signed by the party to be charged. Proof of
execution may be transmitted by facsimile transmissions among the parties (which term, as used herein, includes Guarantors). Upon transmission of a facsimile copy of the executed signature page of this Agreement to any other party or to a designated agent, the party so transmitting the signature page shall conclusively be deemed to have executed the Agreement and to be bound thereby, subject only to the obtaining of signatures of all the parties. IN WITNESS WHEREOF, the parties executed this Financing Agreement effective as of the date indicated. DEBBIE REYNOLDS HOTEL & CASINO, INC., F/K/A HAMLETT PRODUCTION, LTD. BY:/s/ Debbie Reynolds, Chairperson of the Board, Secretary By:/s/ Todd Fisher, President and Treasurer GALT CAPITAL LTD. By:/s/ Gregory Orman, President FOR VALUABLE CONSIDERATION, the undersigned, DEBBIE REYNOLDS and TODD FISHER, whose principal place of business is 305 Convention Center Drive, Las Vegas, Nevada 89109, agree to fully and unconditionally guaranty the performance of all obligations of Debbie Reynolds Hotel & Casino, Inc. under the Financing Agreement as set forth above, and under the TPM Note and the TPM Deed of Trust, and further warrant and represent to Galt Capital, Ltd. that the warranties and representations contained in the Financing Agreement are true and correct. 7 -

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Dated:  February 4,1997  AMENDMENT TO DEED OF TRUST THESE PRESENTS,  executed at
Las Vegas, Nevada, this 4 day of February, 1997 , by the undersigned, Trustor, Trustee, and Beneficiary. WITNESSETH THAT: 1. The undersigned parties are named respectively as Trustor, Trustee, and Beneficiary in that certain Deed of Trust recorded as Document No. 01626 in Book 941202 of Official Records, in the office of the County Recorder of Clark County, State of Nevada, and none of them has transferred any interest under or in connection with the same. 2. As of the date hereof said Beneficiary has made an additional loan of $1,000,000 to said Trustor evidenced by a promissory note, executed and delivered by the Trustor to the undersigned Beneficiary. 3. It has been and is hereby mutually agreed by and between the parties hereto that in addition to the obligations originally secured thereby, the Deed of Trust referred to in Paragraph 1 hereof shall secure performance of all of the obligations evidenced by the promissory note referred to in Paragraph 2 above. IN WITNESS WHEREOF, the undersigned parties have executed these presents. Debbie Reynolds Hotel & Casino, Inc. Debbie Reynolds Resorts, Inc. By:/s/ Todd Fisher, President and CEO County Mgr. Galt Capital By:/s/ Rogena D. Horowitz STATE OF NEVADA COUNTY OF CLARK This instrument was acknowledged before me on February 4, 1 997 by Todd Fisher and Terrance L. Hatch TSI Title & Escrow, Inc. By:/s/ Terrance L. Hatch, V.P. and

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Notary Public:  /s/Bernadette  Jane Sterling This  instrument  was  acknowledged before me on February 5, 1997 by Rogena D. Horowitz, as beneficiary of Galt Capital Notary Public: /s/ Kristina A. Heffner


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